Exhibit 10

SETTELEMENT AND EXCHANGE  AGREEMENT

THIS  SETTLEMENT AND EXCHANGE AGREEMENT ("Agreement"), dated as of July 23,

2015 (“Effective Date”), by and between POWDERMET, INC., a Delaware corporation with headquarters located at 24112 Rockwell Drive, Euclid, Ohio 44117 ("Powdermet"), and  ABAKAN INC.,

a Nevada corporation,  with headquarters located at 2665 S. Bayshore Drive, Suite 450, Miami, Florida

33133 ("Abakan").  (Capitalized terms are defined in Article I below.)

WHEREAS, since May 31, 2014, none of the Indebtedness has been paid by MesoCoat to

Powdermet, due in part to the inability or unwillingness of Abakan to cause MesoCoat to pay the

Indebtedness, resulting in default notices and  other actions, including litigation being undertaken or considered by Powdermet;

WHEREAS, Powdermet and Abakan, have each determined that resolution of the non-payment and other disagreements concerning the Indebtedness and consummation of the transactions contemplated by this Agreement, on the terms and conditions of this Agreement, would be advantageous and beneficial to their respective companies and shareholders; and

WHEREAS, the parties hereto desire to resolve all potential litigation regarding the Indebtedness and to consummate the transactions contemplated herein.

NOW, THEREFORE, in consideration of the premises and the representations,  warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.  Definitions.  As used herein, the following terms shall have the following meanings:

“Abakan Exchange Shares” means (400,000) of the shares owned by Powdermet in Abakan and represented by the Abakan Certificate.

"Act" means the Securities Act of 1933, as amended, and the rules and regulations issued in respect thereto.

“Abakan Certificate” means the certificate issued and dated May 31, 2014 for two million

(2,000,000) shares of Common Stock, par value $0.0001, of Abakan, currently owned and held by

Powdermet.

“Deed” means the limited warranty deed and easement and restriction agreement in the form of

Exhibit A attached hereto and made a part hereof.

“Equipment” means the equipment currently used in the production of PComP Inc., including (a)

Niro production minor spray dryer and associated equipment; (b) carbon element furnace; (c) LECO C and LECO Oxygen tester; (d) SWEECO 24” screening system; (e) Turbo Classifier; (f) Roll Crusher, and

(g) other equipment listed as PComP only in that certain use and service agreement, dated as May 31,

2014, by and between Powdermet and MesoCoat.

Exhibit 10

"Encumbrance" means any security interest,  mortgage, pledge, hypothecation, assignment,

deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

“Indebtedness” means all base and additional rents, use fees, principal indebtedness and interest payable as of the Effective Date in respect of the following documents and instruments: (i) the Ground

Lease dated as of May 31, 2014 between Sherman and MesoCoat; (ii) the Sublease Agreement dated as of

May 31, 2014 between MesoCoat and Powdermet in respect of Building 37 at 24112 Rockwell Drive,

Euclid, Ohio; (iii) the Use and Services Agreement dated as of May 31, 2014 between MesoCoat and

Powdermet in respect of Building 40 at 24112 Rockwell Drive, Euclid, Ohio; (iv) the Cognovit

Promissory Note dated May 31, 2014 from MesoCoat to and in favor of Andrew J. Sherman in the original amount of $32,313; and (v) the Cognovit Promissory Note dated May 31, 2014 from MesoCoat to and in favor of Powdermet in the original amount of $198,167.85.

“Land” means the 5.7161 acres of land (Permanent Parcel 637-30-010) owned by Sherman, and known as 24220 Rockwell Drive, Euclid, Ohio, together with the non-exclusive easements, all as set forth on Exhibit A attached hereto and made part hereof.

"Law" means any law, statute, regulation, rule, ordinance, requirement or other binding action or requirement of any governmental,  regulatory or administrative body, agency or authority or any court of judicial authority.

“MesoCoat” means MesoCoat, Inc., a Nevada corporation, with headquarters located at 24112

Rockwell Drive, Euclid, Ohio 44117.

“MesoCoat Certificate” means the certificate issued and dated May 31, 2014 for fifty two thousand (52,000) shares of Common Stock, par value $0.001 per share, of MesoCoat, currently owned and held  by Powdermet.

"MesoCoat Exchange Shares" means fifty two  thousand (52,000) of the shares owned by

Powdermet in MesoCoat and represented by the MesoCoat Certificate.

"Order" means any decree, order, judgment, writ, award, injunction,  stipulation or consent of or by any Federal, state or local  government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

"Permitted Title Exceptions" means (i) taxes and assessments, both general and special, which are a lien but not yet due and payable; (ii) zoning and building laws and ordinances and other laws and regulations now in effect or hereafter adopted by any governmental authority having or acquiring jurisdiction thereover; (iii) matters which would be disclosed by an accurate survey and inspection of the

Land; and (iv) those covenants, rights, terms, conditions, limitations, restrictions and easements which are of record or are created under and by virtue of the Deed.

"Person" means any individual, corporation, general or limited partnership, joint venture,

association, limited liability company, joint stock company, trust, business, bank, trust company, estate

(including any beneficiaries thereof), unincorporated entity, cooperative, association, government branch,

agency or political subdivision thereof or organization of any kind.

Exhibit 10

“Powdermet Certificate” means the certificate  issued and dated May 31, 2014 for two hundred eighty six thousand eight hundred and thirteen (286,813) shares of Common Stock, par value $0.001 per share, currently owned and held by Abakan.

"Powdermet Exchange Shares" means two hundred forty four thousand (244,000) of the shares owned by Abakan in Powdermet and represented by the Powdermet Certificate.

"Sherman" means Sherman Properties, LLC,  an Ohio limited liability company, with headquarters located at 9090 Kephart Drive, Mentor, Ohio 44060.

"Transaction Documents" means any and all stock certificates, deeds, bill of sale and any ancillary contracts, agreements or other documents that are entered into in connection with the transactions contemplated hereby.

ARTICLE II

TRANSACTIONS

SECTION 2.1.  Agreement.  Subject to the terms and conditions of this Agreement, at the

Closing,

(a)

Powdermet shall transfer the MesoCoat Exchange Shares and the Abakan Exchange

Shares to Abakan as provided in Section 2.2 (a) and (b)(i) hereof;

(b)

Abakan shall transfer the Powdermet Exchange Shares to Powdermet as provided in

Section 2.2 (a) and (b)(ii) hereof;

(c)

Powdermet shall cause Sherman to transfer the Land to MesoCoat as provided in Section

2.2 (a) and (b)(iii) hereof;

(d)

Powdermet shall transfer the Equipment as provided in Section 2.2 (a) and (b)(iv) hereof;

(e)

Powdermet shall pay to Abakan the sum of One Million Dollars ($1,000,000) as provided in Section 2.2 (a) and (b)(v) hereof;

(f)

Powdermet shall and cause its applicable affiliates to forgive and release MesoCoat from its and their obligations to pay certain amounts as provided in Section 2.2 (a) and (b)(vi) hereof; and

(g)

Notwithstanding the release of MesoCoat as provided in Section 2.1 (f) and Section 2.2

(a) and (b)(vi) hereof, Powdermet shall be obligated to pay to Andrew J. Sherman all of the Indebtedness

evidenced by the Cognovit Promissory Note dated May 31, 2014 from MesoCoat to and in favor of

Sherman in the original amount of $32,313.

SECTION 2.2.   The Closing.

(a)

Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing"), shall take place on and as of the Effective Date,

provided that the last of the conditions set forth in Article V shall have been fulfilled or waived (other than those that this Agreement contemplates will be satisfied at or immediately prior to the Closing), or at such other time as shall be mutually agreed upon by Powdermet and Abakan (the "Closing Date").

(b)

Subject to the conditions set forth in this Agreement, the parties agree to consummate the following transactions at the Closing:

Exhibit 10

(i)

Powdermet shall assign and transfer to Abakan the MesoCoat Exchange Shares and the

Abakan Exchange Shares, by properly completing and executing the assignment and transfer sections on the reverse side of the MesoCoat Certificate and the Abakan Certificate and delivering the MesoCoat

Certificate and the Abakan Certificate to MesoCoat and Abakan, respectively, in exchange for duly issued and executed stock certificates for one million six hundred thousand  (1,600,000) shares of Abakan.  The

MesoCoat Certificate and the Abakan Certificate shall each be duly endorsed or accompanied by duly executed stock powers sufficient to validly assign and transfer the MesoCoat Exchange Shares and the

Abakan Exchange Shares to Abakan.

(ii)

Abakan shall assign and transfer to Powdermet the Powdermet Exchange Shares, by properly completing and executing the assignment and transfer section on the reverse side of the

Powdermet Certificate and delivering the Powdermet Certificate to Powdermet in exchange for a duly issued and executed stock certificate for forty two thousand  eight hundred thirteen (42,813) shares of

Powdermet.  The Powdermet Certificate shall be duly endorsed or accompanied by a duly executed stock power sufficient to validly assign and transfer the Powdermet Exchange Shares to Powdermet.

(iii)

As soon as practicable following the Effective Date but not later than November 30,

2015, Abakan shall, at its sole cost and expense, cause MesoCoat to install (i) a new properly constructed paved driveway, approximately 30 feet in width, extending from Rockwell Drive to Buildings 37 and 40,

on and along the strip of land on the southwesterly side of the Land and the adjoining portion of Parcel #3

(as shown on the Lot Split plat, filed for record on June 10, 2011 as Cuyahoga County Automated File

Number 201106100338 and recorded in Volume 366 at Page 48 of Cuyahoga County Records) and (ii)

new separate underground water and gas lines, extending southeasterly across the Land from Rockwell

Drive to Buildings 37 and 40 (collectively the “MesoCoat Driveway and Utility Improvements”) so as to

provide improved water and gas service to Building 37  and Building 40.  Upon and only after installation of the MesoCoat Driveway and Utility Improvements, Powdermet shall cause Sherman to transfer fee simple title in and to the Land to MesoCoat by a Deed, free and clear of all liens and encumbrances,

except for the Permitted Title Exceptions, all in accordance with that certain Purchase Agreement between Sherman and Powdermet.  The Land and improvements thereon shall be transferred  in an “AS

IS” physical and environmental condition,  without representation or warranty of any kind by Powdermet.

(iv)

Powdermet shall transfer the Equipment to MesoCoat by bill of sale, subject, however, to the obligation of MesoCoat to continue to sell PComP powders to Powdermet at fair market value for use in its Hybrimet™ consolidated nanocomposite wear component product line, with the addition of a LECO carbon and LECO Oxygen test machines.

(v)

Powdermet shall pay, in funds immediately available to Abakan, the sum of $1,000,000 as follows:  $250,000 on or before the end of the Effective Date and five (5) monthly installments of no less than $150,000.00 each, commencing on or before the 30th day following the Effective Date and continuing on monthly anniversary thereof until paid.

(vi)

Powdermet shall, and shall cause its affiliates to cancel, forgive, waive and release the

Indebtedness to and including the Effective Date by individual and several releases, it being understood,

however, that Abakan shall cause MesoCoat to meet any and all obligations, including rents, use fees,

taxes and other charges payable under (i) the Sublease Agreement dated as of May 31, 2014 between

MesoCoat and Powdermet in respect of Building 37 at 24112 Rockwell Drive, Euclid, Ohio; (ii) the Use

and Services Agreement dated as of May 31, 2014 between MesoCoat and Powdermet in respect of

Building 40 at 24112 Rockwell Drive, Euclid, Ohio from and after the Effective Date.

Exhibit 10

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF POWDERMET

Powdermet represents and warrants to Abakan that the statements contained in this Article III are true and correct as of the Effective Date of this Agreement and as of the Closing of the transactions provided for in the Transaction Documents.

SECTION 3.1.  Power and Authority; Enforceability.  Powdermet is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

Powdermet has all requisite capacity, power and authority to execute, deliver and perform this

Agreement.   No other corporate action on the part of Powdermet is necessary to authorize the execution and delivery by Powdermet of this Agreement or the consummation by it of the contemplated transactions.  This Agreement has been duly executed and delivered  and, upon execution by Abakan, will constitute a valid and legally binding obligation of Powdermet, enforceable against Powdermet in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization,

moratorium, and other laws of general application affecting enforcement of creditors' rights generally and

(b) as limited by laws or decisions relating to the discretionary nature of specific performance and other equitable remedies, to general principles of equity, or to the discretion of any court in granting any relief or issuing any order, whether the proceeding is at law, in equity or otherwise.

SECTION 3.2.  Title to the MesoCoat Exchange Shares and the Abakan Exchange Shares.

Powdermet is the sole legal and beneficial owner of the MesoCoat Exchange  Shares and Abakan

Exchange Shares and has good and marketable title thereto.  All of the MesoCoat Exchange Shares and

Abakan Exchange Shares owned by Powdermet are owned free and clear of any liens, claims, options,

charges, or Encumbrances of whatsoever nature.  Powdermet has the unqualified right to sell, assign, and deliver the MesoCoat Exchange Shares and Abakan Exchange Shares, and, upon consummation of the transactions contemplated by this Agreement, Abakan will acquire good and valid title to the MesoCoat

Exchange Shares and Abakan Exchange Shares, free and clear of all liens, claims, options, charges, and

Encumbrances of whatsoever nature.

SECTION 3.3.   Consents and  Approvals.  Since the board of directors of Powdermet has duly authorized the execution, delivery and performance of this Agreement, neither the execution, delivery and performance of this Agreement by Powdermet, nor the consummation by Powdermet of any transaction related hereto, including the transfer, sale and  delivery of the MesoCoat Exchange Shares and Abakan

Exchange Shares will require any additional consent, approval, license, Order or authorization of, filing,

registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required under the Federal securities laws which have or will be made.

SECTION 3.4.  No Conflicts.  The execution and delivery by Powdermet of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents to which it is or will become a party shall not, assuming the consents, approvals, filings or actions described in Section 3.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of  incorporation or by-laws of Powdermet, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms,  conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement,

instrument or obligation to which Powdermet is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment,  Order,

decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or

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court, domestic or foreign, applicable to Powdermet or any of its properties or assets, except in the case of

(b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the MesoCoat Exchange

Shares or Abakan Exchange Shares being conveyed by Powdermet to Abakan.

SECTION 3.5.  Purchase Entirely for Own Account.

(a)

The Powdermet Exchange Shares to be received by Powdermet will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b)

Powdermet has no present intention of selling,  granting any participation in, or otherwise distributing the Powdermet Exchange Shares, except as permitted by the Act.

(c)

Powdermet is an "accredited investor" under Rule 501(a) promulgated under the Act.

SECTION 3.6.  Commissions.  Powdermet is not obligated to pay any fee or commission to  any broker, finder or other similar Person in connection with the transactions contemplated by this

Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF ABAKAN

Abakan represents and warrants to Powdermet that the statements contained in this Article IV are true and correct as of the Effective Date of this Agreement and as of the Closing of the transactions provided for in the Transaction Documents.

SECTION 4.1.  Power and Authority; Enforceability.  Abakan is a corporation duly organized,

validly existing and in good standing under the laws of its jurisdiction of incorporation. Abakan has all

requisite capacity, power and authority to execute, deliver and perform this Agreement.   No other

corporate action on the part of Abakan is necessary to authorize the execution and  delivery by Abakan of this Agreement or the consummation by it of the contemplated transactions.  This Agreement has been duly executed and delivered and, upon execution by Powdermet, will constitute a valid and legally binding obligation of Abakan, enforceable against Abakan in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws or decisions relating to the discretionary nature of specific performance, and other equitable remedies, to general principles of equity, or to the discretion of any court in granting any relief or issuing any order, whether the proceeding is at law, in equity or otherwise.

SECTION 4.2. Title to the Powdermet Exchange Shares.  Abakan is the sole legal and beneficial owner of the Powdermet Exchange Shares and has good and marketable title thereto. All of the

Powdermet Exchange Shares owned by Abakan are owned free and clear of any liens, claims, options,

charges, or Encumbrances of whatsoever nature.  Abakan has the unqualified right to sell, assign, and deliver the Powdermet Exchange Shares, and, upon consummation of the transactions contemplated by this Agreement, Powdermet will acquire good and valid title to the Powdermet Exchange Shares, free and clear of all liens, claims, options, charges, and  Encumbrances of whatsoever nature.

SECTION 4.3.  Consents and Approvals.  Since the board of directors of Abakan has duly authorized the execution, delivery and performance of this Agreement, neither the execution, delivery and performance of this Agreement by Abakan, nor the consummation by Abakan of any transaction related hereto, including the transfer, sale and delivery of the Powdermet Exchange Shares, will require any

Exhibit 10

additional consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required under the Federal securities laws which have or will be made.

SECTION 4.4.  No Conflicts.  The execution and delivery by Abakan of this Agreement and the

Transaction Documents to which it is or will become a party do not, and the consummation of the transactions contemplated by this Agreement shall not, assuming the consents, approvals, filings or actions described in Section 4.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or by-laws of Abakan,

(b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease,

contract or other agreement, instrument or obligation to which Abakan is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license,

judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to Abakan or any of its properties or assets,

except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the

Powdermet Exchange Shares being conveyed  by Abakan to Powdermet.

SECTION 4.5.  Purchase Entirely for Own Account.

(a)

The MesoCoat Exchange Shares and Abakan Exchange Shares to be received by Abakan will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b)

Abakan has no present intention of selling, granting any participation in, or otherwise distributing the MesoCoat Exchange Shares and Abakan Exchange Shares, except, in the case of (a) and

(b) of this Section 4.5, as permitted by the Act.

SECTION 4.6.  Commissions.  Abakan is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this

Agreement.

ARTICLE V

CONDITIONS PRECEDENT; RELATED COVENANTS

SECTION 5.1.  Closing Efforts.  Each of the parties hereto shall use its commercially reasonable efforts ("Reasonable Efforts") to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using their respective

Reasonable Efforts to ensure that (i) all representations and warranties remain true and correct in all material respects through the Closing Date, and (ii) the conditions to the obligations of the other parties to consummate the transactions are satisfied.

SECTION 5.2.  Conditions Precedent to the Obligations of Abakan.  The obligations of Abakan to transfer the Powdermet Exchange Shares to Powdermet at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Powdermet set forth in this

Agreement shall be true and correct in all material respects, in each case as of the Effective Date of this

Agreement and as of the Closing as though made as of the Closing.

Exhibit 10

SECTION 5.3.  Conditions Precedent to the Obligations of Powdermet.  The obligations of

Powdermet to transfer the MesoCoat Exchange Shares and the Abakan Exchange Shares to Abakan at the

Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Abakan set forth in this Agreement shall be true and correct in all material respects, in each case as of the Effective Date of this Agreement and as of the Closing as though made as of the Closing.

ARTICLE VI

TERMINATION

SECTION 6.1.      Termination by Mutual Consent.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of each party hereto.

SECTION 6.2.     Termination by Either Abakan or Powdermet.  This Agreement may be

terminated (upon written notice from the terminating party hereto to the other party hereto) and the transactions contemplated hereby may be abandoned by action of any party hereto, if (a) the Closing shall not have occurred, or (b) any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign shall have issued a Law or

Order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such Law or Order shall have become final and non-appealable.

SECTION 6.3. Effect of Termination and Abandonment.  In the event of termination of this

Agreement pursuant to this Article VI hereof, no party hereto or, its directors or officers or other controlling persons shall have any liability or  further obligation to any other party hereto pursuant to this

Agreement, except that Article VII hereof shall survive termination of this Agreement and nothing herein will relieve any party hereto from liability for any breach of this Agreement occurring prior to such termination or of any existing obligations that were to be resolved by this Agreement.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

SECTION 7.1. Survival of Representations.  All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof for a period of one (1) year from and after the Closing.

SECTION 7.2. Indemnification.  Each party to this Agreement agrees to indemnify the other party and hold same harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees) in excess of twenty five thousand ($25,000) in the aggregate, imposed upon or incurred by either party resulting from a breach of any agreement, representation, or warranty by the other party in connection with this

Agreement.  Assertion by a party of their right to indemnification under this Section 7.2. shall not preclude the assertion by the parties of any other rights or the seeking of any other remedies against the opposing party.

ARTICLE VIII

GENERAL PROVISIONS; OTHER AGREEMENTS

SECTION 8.1. Press Releases.  Other than any required filings under the Federal securities laws,

neither of the parties hereto will, without first obtaining the approval of the other, make any public announcement, directly or indirectly, regarding this Agreement, nor the nature of the transaction contemplated by this Agreement, to any person except as required by law or regulatory bodies and other

Exhibit 10

than to the respective principals or other representatives of the parties, each of whom shall be similarly bound by such confidentiality obligations.  If  any such press release or public announcement is so required by either party (except in the case of any disclosure required under the Federal securities laws to be made in a filing with the Securities and Exchange Commission), the disclosing party shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

SECTION 8.2. Expenses.  Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and  expenses.

SECTION 8.3. Piggy Back Registration Rights.

(a)

Should Abakan determine to register any of its common stock (the “Abakan Shares”)

under the Act on a form that would be suitable for a registration involving the Abakan Shares, Abakan shall notify Powdermet to afford it an opportunity to include in such registration statement all or any part

of the Abakan Shares.   Should Powdermet determine to include in any such registration statement all or any part of such Abakan Shares, Powdermet shall,  within (10) ten days after receipt of the above-

described notice from Abakan, notify Abakan in writing, and in such notice shall inform Abakan of the number of Abakan Shares Powdermet wishes to include in such registration statement subject to the terms and conditions of hereto, Abakan shall include in such registration, and in any underwriting involved therein, the number of Abakan Shares specified by Powdermet.

(b)

Any registration hereto that involves an underwriting of shares of Abakan’s common stock, shall not require the inclusion of any of Powdermet’s Abakan Shares unless Powdermet accepts the terms of the underwriting as agreed upon between Abakan and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion would not jeopardize the success of the offering. Furthermore, any other registration hereto, shall only require Abakan to include Powdermet’s

Abakan Shares in such quantity as Abakan’s board of directors in good faith determines in their sole discretion would not jeopardize the success of the offering.

SECTION 8.4. Sale of Abakan Shares.  Notwithstanding any prohibitions agreed to in any stock agreement or other agreement heretofore entered into between Abakan and Powdermet, Abakan agrees that Powdermet may sell any of its shares of Abakan on and after the Effective Date.

SECTION 8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to the conflicts of laws provisions thereof.

SECTION  8.6. Dispute Resolution.  Should  there be any dispute between the parties arising from this Agreement, the resolution thereof shall be by confidential arbitration, held in Cleveland, Ohio, with the arbitrator to be chosen by mutual consent of the parties.  If the parties cannot agree as to an  arbitrator, then the  arbitrator  shall  be,  or  is  to  be  selected  by,  former  Cuyahoga  County  Common  Pleas  Judge  James  J.

McMonagle, currently of Vorys, Sater, Seymour and Pease LLP.  If he is unavailable or unwilling to be or select an arbitrator, then the Presiding Judge of the Common Pleas Court of Cuyahoga County shall select the arbitrator.

Unless  the  parties  mutually  agree  otherwise,  arbitration  shall  be  in  accordance  with  the  Rules  of

the  American  Arbitration  Association  currently  in  effect.    The  demand  for  arbitration  shall  be  filed  in

writing  with  the  other  parties.   A  demand  for  arbitration  shall  be  made  within  a  reasonable  time  after  the dispute  has  arisen,  and  in  no  event  shall  it  be  made  after  the  date  when  institution  of  legal  or  equitable proceedings based on such dispute would be barred by the applicable statute of limitations.  No arbitration

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arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner,

parties  other  than  persons  substantially  involved  in  a  common  question  of  fact  or  law  whose  presence  is

required  if  complete  relief  is  to  be  accorded  in  arbitration.   No  person  or  entity  shall  be  included  as  an

original third party or additional third party to an arbitration whose interest or responsibility is insubstantial.

Consent to  arbitration involving an additional person or entity shall not constitute consent to  arbitration of

a  dispute  not  described  therein  or  with  a  person  or  entity  not  named  or  described  therein.   All  agreements

to  arbitrate  shall be  specifically  enforceable under applicable law in  any  court  having  jurisdiction  thereof.

The  award  rendered  by  the  arbitrator  shall  be  in  writing  and  state  the  reasons  therefor.   Any  such  award

shall be final and binding on the parties and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.  The arbitrator shall also make all determinations as to payment of  the  arbitrator’s  fee,  filing  fees  and,  all  other  costs  and  expenses  incurred  in  connection  with  the

arbitration.   The procedures specified  in this Section 8.6 shall be the sole and  exclusive procedures for the resolution of disputes among the parties arising out of or relating to  a dispute set forth in above; provided,

however, that a party, without prejudice to the above procedures, may seek a preliminary injunction or other provisional judicial relief, if in its sole judgment such action is necessary to avoid irreparable damage or to

preserve  the  status  quo.   Despite  such  action,  the  parties  shall  continue  to  participate  in  good  faith  in  the procedures specified in this Section 8.6.

Unless otherwise mutually agreed to by the parties, in the event of a dispute arising from this

Agreement where the amount at issue exceeds $250,000, each of the parties retains, and may pursue, any and all legal rights hereunder or at law or equity.  The parties agree that any suit arising from this

Agreement shall be brought in the Cuyahoga County Court of Common Pleas.

To the extent permitted by law, each of Powdermet and Abakan waives any right to have a jury participate in resolving any dispute where the amount at issue exceeds $250,000, whether sounding in contract, tort, or otherwise, by and among any of the parties arising out of, connected with, related to, or incidental to this Agreement, or any other agreements executed in connection therewith or transactions related thereto.

SECTION 8.7. Headings.  Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

SECTION 8.8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

SECTION 8.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

SECTION 8.10. Amendment. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

SECTION 8.11. Severability.  If one or more provisions of this Agreement are held  to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted  as if such provision were so excluded and shall be enforced in accordance with its terms.

Exhibit 10

IN WITNESS WHEREOF, the parties hereto have caused this Settlement and Exchange

Agreement to be duly executed and delivered  as of the date set forth above.

POWDERMET, INC., a Delaware corporation

By: /s/ Andrew J. Sherman

Name: Andrew J. Sherman

Title: Chief Executive Officer

ABAKAN  INC., a Nevada corporation

By:  /s/ Robert H. Miller

Name: Robert H. Miller

Title:  Chief Executive Officer

Exhibit 10

EXHIBIT A

LIMITED WARRANTY DEED

AND

EASEMENT AND RESTRICTION AGREEMENT

KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  SHERMAN  PROPERTIES,  LLC,  an  Ohio limited  liability  company  (the  "Grantor"),  for  the  consideration  of  Ten  Dollars  ($10.00)  and  other  good  and valuable  consideration  received  to  their  satisfaction  of  MESOCOAT,  INC.,  a  Nevada  corporation  (the

"Grantee"), whose tax mailing address is 24112 Rockwell Drive, Euclid, Ohio 44117, does give, grant, bargain,

sell  and  convey  unto  the  said  Grantee,  its  successors  and  assigns,  the  following  described  premises  (the

"Premises"),  being  a  part  of  the  premises  last  conveyed  by  deed  from  Utica  Realty  Holdings,  LLC  to  the

Grantor,  dated  November  21,  2002  and  filed  for  record  as  Cuyahoga  County  Automated  File  Number

200211270615:

Situated in the City of Euclid, County of Cuyahoga and State of Ohio and known as being all of

Split Parcel #2, of the Lot Split Plat of a part of Original Euclid Township, Atwater Tract, and part of

Original Euclid Township Lot No. 37, Tract 18 as shown by the recorded plat Volume 366 at Page 48 of

Cuyahoga County Map Records as appears by said plat, be the same more or less, but subject to all legal highways.

Permanent Parcel Number 647-30-010

TOGTHER WITH a permanent non-exclusive easement and right of way for the benefit of

Grantee and any future owners of the Premises, for use as private drives for ingress and egress to and from the Premises and Rockwell Drive in the City of Euclid, Ohio for pedestrian and vehicular traffic and to maintain, repair and replace said drives, on and over the following described premises insofar as said drives are now or hereafter located thereon:

Situated in the City of Euclid, County of Cuyahoga and State of Ohio and known as being all of

Parcels #1 and #3, of the Lot Split Plat of a part of Original Euclid Township, Atwater Tract, and part of

Original Euclid Township Lot No. 37, Tract 18 as shown by the recorded plat Volume 366 at Page 48 of

Cuyahoga County Map Records as appears by said plat, be the same more or less, but subject to all legal highways.

Permanent Parcel Numbers 647-30-008 and 647-30-009

RESERVING UNTO GRANTOR, its successors and assigns, the right to and the right to  grant a permanent non-exclusive easement and right of way for the benefit of Grantor and any future owners of the lands retained by Grantor, for (i) use as private drives, for ingress and egress to and from said retained lands and Rockwell Drive in the City of Euclid, Ohio for pedestrian and vehicular traffic and to maintain,

repair and replace said drives, (ii) for the installation and maintenance of water, gas, electric and other utility  lines, and (iii) for the parking of automobiles and other vehicles, on, over and under the Premises insofar as said drives, utility lines and parking areas are now or hereafter located on the Premises:

Exhibit 10

Situated in the City of Euclid, County of Cuyahoga and State of Ohio and known as being all of

Split Parcel #2, of the Lot Split Plat of a part of Original Euclid Township, Atwater Tract, and part of

Original Euclid Township Lot No. 37, Tract 18 as shown by the recorded plat Volume 366 at Page 48 of

Cuyahoga County Map Records as appears by said plat, be the same more or less, but subject to all legal highways.

Permanent Parcel Number 647-30-010.

TO HAVE AND TO HOLD the above granted and bargained Premises with the appurtenances thereunto belonging, unto the said Grantee, its successors and assigns forever. And the said Grantor does for itself and its successors and assigns, covenant with the said Grantee, its successors and assigns, that at and until the ensealing of these presents, the title to said Premises has not been encumbered or impaired, by, from,

through or under any act of said Grantor, and that it will forever warrant and defend said Premises, with the appurtenances thereunto belonging unto the said Grantee, its successors and assigns, against all lawful claims and demands whatsoever of all persons claiming by, from, through or under any act of the Grantor, except (i)

taxes and assessments, both general and special, which are a lien but not yet due and payable; (ii) zoning and building ordinances, if any; (iii) matters which would be disclosed by an accurate survey and inspection of the Premises; and (iv) those covenants, rights, terms, conditions, limitations, restrictions and easements which are of record or are created herein.

The  said  Grantee,  by  acceptance  of  and  in  consideration  of  the  execution  and  delivery  of  this  deed,

covenants and  agrees with and for the benefit of the said Grantor, its successors and assigns,  and any present or  future  owners  of  parcels  comprised  in  the  premises  last  conveyed  by  deed  to  the  said  Grantor  as  recited hereinabove,  and  for  the  respective  successors  and  assigns  of  each,  to  hold  and  use  all  or  any  portion  of  the

Premises, subject to the following covenants, rights, terms, conditions, limitations, restrictions and easements which run with the land and are imposed for the protection of the lands of the said Grantor:

1.

All  buildings,  additions  or  alterations  nor  any  additional  out  buildings,  structure  or improvement  of  any  kind,  including,  without  limiting  the  generality  of  the  foregoing,  any  fencing  or  other barriers, blacktopping, driveways, roadways or trees, bushes or other landscaping, shall be erected, constructed or installed and used for and within the activity and use limitations described in that certain instrument entitled

Land  Use Restriction filed  for record  on November 26,  2014,  as Cuyahoga County  Automated File Number

201411250470.

2.

No  building,  addition  or  alteration  nor  any  additional  out  building,  structure  or improvement  of  any  kind,  including,  without  limiting  the  generality  of  the  foregoing,  any  fencing  or  other barriers, blacktopping, driveways, roadways or trees, bushes or other landscaping, shall be erected, constructed or  installed  without,  in  each  instance,  first  having  obtained  the  written  consent  of  the  said  Grantor  or  its successors and assigns,  which consent shall not be withheld or delayed provided that the design, dimensions,

location, grades and site lines of any such building, addition, alteration or any additional out building, structure or improvement shall, in the judgment of the said Grantor, reasonably exercised, be harmonious and compatible with the uses then being made by the said Grantor or its successors and assigns of the aforementioned lands of which the Premises is a part.

3.

The  owners  of  parcels  which  are  benefitted  by  any  of  the  easements  granted  or reserved herein shall each be responsible for and pay the cost of repairing, replacing and maintaining the drives,

utility lines and parking areas located on the parcel or parcels owned by such owners.

Exhibit 10

4.

Failure  or  neglect  to  enforce  the  foregoing  covenants,  rights,  terms,  conditions,

limitations, restrictions and easements shall in no event be construed, taken or held to be a waiver thereof, and the said Grantor, its successors and assigns, shall at any time and at all times have the right to enforce the same.

5.

The  foregoing  covenants,   rights,  terms,   conditions,  limitations,   restrictions  and

easements shall be deemed to be covenants running with the land herein described and not conditions and shall bind  the  said  Grantee,  its  successors  and  assigns,  unless  and  until  any  change  or  changes  thereto  shall  have been approved in writing by the said Grantor, its successors, or assigns.

6.

The  said  Grantee  shall  recite  or  refer  to  these  covenants,  rights,  terms,  conditions,

limitations, restrictions and easements in all future instruments transferring the Premises conveyed by this deed or any part thereof.

IN WITNESS WHEREOF the Grantor has hereunto set its hand this __ day of _____, 2015.

SHERMAN   PROPERTIES,   LLC,   an   Ohio   limited

liability company

By: ____________________________________

Andrew J. Sherman, its Managing Member

STATE OF OHIO

)

)

SS:

COUNTY OF CUYAHOGA

)

BEFORE  ME,  a  Notary  Public  in  and  for  said  County  and  State,  appeared  Andrew  J.

Sherman,  who  acknowledged  that  he  did  sign  the  foregoing  instrument  as  Managing  Member  of  Sherman

Properties, LLC and that the same was his free act and deed individually and as such Managing Member.

IN TESTIMONY WHEREOF, I have set my hand and official seal at Cleveland, Ohio this

__ day of July, 2015.

__________________________________

Notary Public

This instrument prepared by:

Lee A. Chilcote, Esq.

Chilcote Law Firm LLP

12434 Cedar Road, Suite 3

Cleveland Heights, Ohio  44106